                                                                      EXHIBIT 24

                               EXXON CORPORATION
                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints T. P. Townsend, Edgar A. Robinson and W. B. Cook, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities to sign a Registration Statement to be filed with the Securities and Exchange Commission with respect to common stock of Exxon Corporation offered or sold pursuant to Exxon Corporation's Shareholder Investment Program and to sign any and all amendments or supplements (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause be done by virtue hereof.

                SIGNATURE                                      TITLE                              DATE
- ------------------------------------------  --------------------------------------------   -------------------

              LEE R. RAYMOND                Chairman of the Board (Principal Executive        June 28, 1995
 .........................................    Officer)
             (LEE R. RAYMOND)

              R. W. BROMERY                 Director                                          June 28, 1995
 .........................................
             (R. W. BROMERY)

            D. WAYNE CALLOWAY               Director                                          June 28, 1995
 .........................................
           (D. WAYNE CALLOWAY)

                 JESS HAY                   Director                                          June 28, 1995
 .........................................
                (JESS HAY)

            JAMES R. HOUGHTON               Director                                          June 28, 1995
 .........................................
           (JAMES R. HOUGHTON)

            WILLIAM R. HOWELL               Director                                          June 28, 1995
 .........................................
           (WILLIAM R. HOWELL)

           PHILIP E. LIPPINCOTT             Director                                          June 28, 1995
 .........................................
          (PHILIP E. LIPPINCOTT)

          MARILYN CARLSON NELSON            Director                                          June 28, 1995
 .........................................
         (MARILYN CARLSON NELSON)

               C. R. SITTER                 Director                                          June 28, 1995
 .........................................
              (C. R. SITTER)

              JOHN H. STEELE                Director                                          June 28, 1995
 .........................................
             (JOHN H. STEELE)

            ROBERT E. WILHELM               Director                                          June 28, 1995
 .........................................
           (ROBERT E. WILHELM)

                SIGNATURE                                      TITLE                              DATE
- ------------------------------------------  --------------------------------------------   -------------------
            JOSEPH D. WILLIAMS              Director                                          June 28, 1995
 .........................................
           (JOSEPH D. WILLIAMS)

            EDGAR A. ROBINSON               Treasurer (Principal Financial Officer)           June 28, 1995
 .........................................
           (EDGAR A. ROBINSON)

                W. B. COOK                  Controller (Principal Accounting Officer)         June 28, 1995
 .........................................
               (W. B. COOK)